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                                                                 EXHIBIT 10.11

                                 LOAN AGREEMENT
                                 ______________


        This Loan Agreement (the "Agreement") is entered into as of the 17 day of October, 1996 by and between Nuko Information Systems, Inc., a New York corporation (the "Company"), and John H. Gorman ("Employee") and Margaret E. Gorman ("Employee's Spouse").

                                    RECITALS

        A.      Employee has accepted an offer of employment with the Company.

        B. In accepting this offer of employment, Employee has found it necessary to relocate his residence.

        C. To aid Employee in such relocation, the Company and Employee desire that the Company shall loan to Employee the total amount of Three Hundred Thousand Dollars ($300,000) (which loan shall be forgiven on the terms and conditions set forth in Exhibit "A") to assist Employee in purchasing a new principal residence as set forth below under the terms and conditions of this Agreement.

        NOW, THEREFORE, the Company and Employee agree as follows:

                                   AGREEMENT

        1. The Company agrees to lend Employee the amount of Three Hundred Thousand Dollars ($300,000) (the "Loan").

        2. Concurrently with the execution and delivery of this Agreement, Employee and Employee's Spouse shall execute and deliver to the Company a promissory note (the "Note") in the amount of Three Hundred Thousand Dollars ($300,000) in the form attached hereto as Exhibit "A".

        3. Employee hereby makes the following representations and warranties to the Company and acknowledges that the Company is relying on such representations in making the Loan.

                A. Employee and Employee's Spouse have good and marketable title to the Property free and clear of all security interests and liens or encumbrances securing monetary obligations other than a first loan (the "First Loan") secured by a deed of trust constituting a first lien against the Property in favor of Commonwealth United Mortgage Company, in the principal amount of Three Hundred Twenty-Four Thousand Dollars ($324,000).

                B. There are no actions, proceedings, claims or disputes pending or, to Employee's or Employee's Spouse's knowledge, threatened against or affecting Employee, Employee's Spouse, or the Property, except as shall be disclosed to the Company in writing prior to the date of this Agreement.

                C. Employee reasonably expects to be entitled to and will itemize deductions each year that the loan is outstanding.

                D. The Loan will be used only to purchase a principal residence of Employee being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986.
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        4.      Upon payment to Employee of the amount of the Loan, Employee shall execute that certain Employee's certificate attached hereto as Exhibit "B" and incorporated herein by this reference.

        5. Employee understands that the Loan provided for herein is not transferable by Employee and is conditioned on the future performance of substantial services by Employee.

        6. This Agreement and the exhibits attached hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subject hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

        7. Employee understands that this Agreement does not constitute an employment agreement or a promise by the Company to continue Employee's employment.

        8. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five (5) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed to the address set forth on the signature page hereof, or such other address as either party may furnish to the other party.

        9. Neither party may assign the rights and/or duties under this Agreement to a third party without the prior written consent of the other party to this Agreement, except that in the event that the Company is merged into another corporation, or substantially all the outstanding stock or assets of the Company are sold to another corporation and the surviving or acquiring corporation agrees in writing to be bound by the rights and duties of the Company under this Agreement, then the Company may assign its rights and duties hereunder to such acquiring or surviving corporation.

        10. All exhibits attached hereto are incorporated herby by reference.

        11. This Agreement shall be governed in all respects by the laws of the State of California.

        12. In case one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, or unenforceable provision had not been contained herein.

        13. Each party hereto agrees to do such further acts and things and to execute, acknowledge and deliver or to cause to have executed, acknowledged and delivered such other and further instruments and documents as may reasonably be requested by the other to carry out the purposes and intents of this Agreement. This Agreement may be executed in counterparts and each counterpart shall be deemed an original instrument.

        14. Without limiting the generality of paragraph 16 below, Employee hereby acknowledges that the Company has made no representation or warranty to Employee concerning the income tax consequences of the loan to Employee, and Employee shall be solely responsible for ascertaining and bearing such tax consequences.

        15. THE NOTE, THIS AGREEMENT AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH
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DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE
VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THE NOTE, THIS AGREEMENT AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS AGREEMENT, THE NOTE, AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.


INITIAL:      JHG                       INITIAL:
        ____________________                    ____________________
        John H. Gorman                          Company

INITIAL:      MEG
        ____________________
        Margaret E. Gorman

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

EMPLOYEE:                               COMPANY

                                        NUKO INFORMATION SYSTEMS, INC.

/s/ John H. Gorman                      By:/s/ Pratap Kesav Kondamoori
_____________________________              ________________________________


EMPLOYEE'S SPOUSE:

/s/ Margaret E. Gorman
_____________________________
Margaret E. Gorman